ADVANCED SERIES TRUST

AST Managed Fixed Income Portfolio

Supplement dated February 28, 2020

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Managed Fixed Income Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have the meanings given to them in the Trust Prospectus and SAI.

At a meeting of the shareholders of the Portfolio held on February 27, 2020, shareholders approved a plan of substitution (the Plan of Substitution) for the Portfolio. The Portfolio will be liquidated as of the close of business on April 24, 2020 (the Liquidation Date). Under the Plan of Substitution, any contract owner's investments in the Portfolio as of the Liquidation Date will be transferred to the AST Government Money Market Portfolio (the Money Market Portfolio, and such transfer, the Substitution). Prior to the Substitution, contract owners may transfer their investments from the Portfolio to another investment option under their respective contracts, and such transfer will not count towards the number of permitted transfers per year. After the Substitution, contract owners may transfer their investments from the Money Market Portfolio to another investment option under their respective contracts, and such transfer will not count towards the number of permitted transfers per year, provided that such transfer occurs within 90 days after the date of the Substitution.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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